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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): July 7, 2006


                         Mayfair Mining & Minerals, Inc.
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                 (Exact name of registrant specified in Charter)


      Nevada                      333-102117               45-0487294
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 (State or other                 (Commission             (IRS Employer
 jurisdiction of                 File Number)          Identification No.)
  incorporation)


                           The Priory, Haywards Heath,
                            West Sussex, UK, RH16 3LB
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          (Address of principal executive offices, including Zip Code)

          REGISTRANT'S TELEPHONE, INCLUDING AREA CODE: 44-(1444)-255149


                     Paxhill, Park Lane, Lindfield, RH16 2QS
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         (Former name and former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


ITEM 4.01 - CHANGES IN REGISTRANTS' CERTIFYING ACCOUNTANT

CHANGE IN CERTIFYING ACCOUNTANT

On July 7, 2006, MAYFAIR MINING & MINERALS, INC. (the "Corporation") retained the firm of Chantrey Vellacott DFK LLP is a limited liability partnership registered in England and Wales (No. OC313147) whose registered office is at Russell Square House, 10-12 Russell Square, London WC1B 5LF ("Chantrey"), as its independent registered accounting firm engaged to audit the financial statements of the Corporation.

During its two most recent fiscal years ended March 31, 2005 and 2004, the Company did not consult with Chantrey regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of opinion that might be rendered regarding our financial statements, nor did the Company consult with Chantrey with respect to any accounting disagreement or any reportable event as such term is defined by paragraph (a)(1)(iv) of Item 304 of Regulation S-B.

Morgan & Company, Chartered Accountants, Vancouver, British Columbia, Canada, neither resigned nor refused to stand for re-appointment, but rather, the Company, by recommendation and approval of its Board of Directors (the Company does not have an audit or similar committee), determined that it would be more convenient and efficient to appoint an auditor in London, England, which is geographically proximate to the Company's mind, management and certain assets.

The report of Morgan & Company, Chartered Accountants, on the financial statements for either of the past two years did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles, except for an opinion as to the Company's status as a going concern.



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During the Company's two most recent fiscal years, and any interim period preceding replacement, there were no disagreements with Morgan & Company, Chartered Accountants, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, in any regard.

The Company has, prior to filing hereof, provided Morgan & Company, Chartered Accountants, and Chantrey with a copy of this report and disclosures for review and comment, if applicable. Morgan & Company, Chartered Accountants, has provided the Company with a copy of a letter addressed to the S.E.C. in this regard, and a copy of such letter has been included as an exhibit to this filing.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

      (a-c) Not applicable

      (d) Exhibits.

          Exhibit 99.1     Letter from Morgan & Company, Chartered Accountants


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 11, 2006
                                        MAYFAIR MINING & MINERALS, INC.

                                        By: /s/ "Clive de Larrabeiti"
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                                            Clive de Larrabeiti, President